For the fiscal year ended September 30, 2004.
      File number 811-03084
      Jennison Small Company Fund, Inc.

      JennisonDryden Mutual Funds
      Strategic Partners Mutual Funds

      Supplement dated September 13, 2004

      The following information replaces the indicated subsection of the Statement of Additional Information (SAI) entitled "Purchase, Redemption and Pricing of Fund Shares - Reduction and Waiver of the Initial Sales Charge--Class A Shares -- Other Waivers":

      Class A shares may be purchased at NAV, without the initial sales charge, through the Distributor or Transfer Agent, by:

      *	investors in Individual Retirement Accounts,
provided that (a) the purchase is made either from a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or (b) recordkeeping for the Individual Retirement Account is performed by Prudential Retirement as part of its "Rollover IRA" program (regardless of whether or not the assets of the Individual Retirement Account consist of proceeds of a tax-free rollover of assets from a Benefit Plan described in (a) above)."

      	Listed below are the names of the JennisonDryden and Strategic Partners Mutual Funds and the dates of the SAIs to which this Supplement relates.

      Name of Fund							SAI
Date

      Dryden Government Income Fund, Inc. 				April
30, 2004
      Dryden Municipal Bond Fund					June 29, 2004
      	High Income Series
      	Insured Series
      Dryden California Municipal Fund					October
31, 2003
      	California Series
      	California Income Series
      	California Money Market Series
      Dryden High Yield Fund, Inc.
	February 27, 2004
      Dryden Municipal Series Fund					October
31, 2003
      	Florida Series
      	New Jersey Series
      	New Jersey Money Market Series
      	New York Series
      	New York Money Market Series
      	Pennsylvania Series
      Dryden National Municipals Fund, Inc.
	February 27, 2004
      Dryden Short-Term Bond Fund, Inc.
	April 30, 2004
      	Dryden Short-Term Corporate Bond Fund
      	Dryden Ultra-Short Bond Fund
      Dryden Total Return Bond Fund, Inc.
	February 27, 2004
      Nicholas-Applegate Fund, Inc.
	February 27, 2004
      Dryden Global Total Return Fund, Inc.				March
1, 2004
      Dryden Index Series Fund
	November 25, 2003
      	Dryden Stock Index Fund
      Dryden Tax-Managed Funds						January
30, 2004
      Dryden Large-Cap Core Equity Fund
      Dryden Small-Cap Core Equity Fund, Inc. 				January
30, 2004
      Jennison 20/20 Focus Fund						May 28,
2004
      Jennison Natural Resources Fund, Inc. 				July
28, 2004
      Jennison Sector Funds, Inc.
      Jennison Financial Services Fund				February 2,
2004
      	Jennison Health Sciences Fund
      	Jennison Technology Fund
      	Jennison Utility Fund
      Jennison Small Company Fund, Inc.
	May 3, 2004
      Jennison U.S. Emerging Growth Fund, Inc.
	February 2, 2004
      Jennison Value Fund
	January 30, 2004
      The Prudential Investment Portfolios, Inc.
      Jennison Equity Opportunity Fund				December 3,
2003
      	Jennison Growth Fund					December 3,
2003
      	Dryden Active Allocation Fund				December 3,
2003
      	JennisonDryden Conservative Allocation Fund		February 17,
2004
      	JennisonDryden Moderate Allocation Fund
	February 17, 2004
      	JennisonDryden Growth Allocation Fund			February 17,
2004
      Strategic Partners Equity Fund, Inc.
	February 25, 2004
      Prudential World Fund, Inc.
	January 29, 2004
      	Dryden International Equity Fund
      	Jennison Global Growth Fund
      	Strategic Partners International Value Fund
      Strategic Partners Real Estate Securities Fund			May 28,
2004
      Strategic Partners Asset Allocation Funds				October
2, 2003
      	Strategic Partners Conservative Growth Fund
      	Strategic Partners Moderate Growth Fund
      	Strategic Partners High Growth Fund
      Strategic Partners Style Specific Funds				October
2, 2003
      	Strategic Partners Large Cap Growth Fund
      	Strategic Partners Large Cap Value Fund
      	Strategic Partners Small Cap Growth Fund
      	Strategic Partners Small Cap Value Fund
      	Strategic Partners Total Return Bond Fund
      Strategic Partners Opportunity Funds
	June 30, 2004
      	Strategic Partners Focused Growth Fund
      	Strategic Partners New Era Growth Fund
      	Strategic Partners Focused Value Fund
      	Strategic Partners Mid Cap Value Fund
      Strategic Partners Mutual Funds, Inc.
	March 1, 2004
      Strategic Partners
International Growth Fund
      Strategic Partners Small Cap Growth Opportunity Fund
      Strategic Partners Managed Small Cap
Growth Fund
      Strategic Partners Small Company Fund
      Strategic Partners Mid Cap Growth Fund
      Strategic Partners Relative Value Fund
      Strategic Partners Technology Fund
      Strategic Partners Health Sciences
Fund
      Strategic Partners Managed OTC Fund
      Strategic Partners Capital Growth Fund
      Strategic Partners Concentrated Growth
      Strategic Partners Managed Large Cap
Growth Fund
      Strategic Partners Core Value Fund
      Strategic Partners Managed Index 500
Fund
      Strategic Partners Equity Income Fund
      Strategic Partners Growth with Income
Fund
      Strategic Partners Capital Income Fund
      Strategic Partners Balanced Fund
      Strategic Partners High Yield Bond
Fund
      Strategic Partners Bond Fund
      Strategic Partners Money Market Fund


      MF2004C5









T:\CLUSTER 1\N-SAR\SCF\11-04\77D3.doc